SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                                AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 3, 1998

                          ORGANIC FOOD PRODUCTS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


 California                       333-22997                      94-3076294
 ----------                       ---------                      ----------
  (State of                   (Commission File                 (IRS employer
incorporation)                     Number)                   identification no.)



                           550 Monterey Road, Suite B
                             Morgan Hill, CA 95037
                     --------------------------------------
                     Address of Principal/Executive Offices



                                 (408)782-1133
                         ------------------------------
                        (Registrant's telephone number,
                              including area code)

Item 4. Changes in Registrant's Certifying Accountant
-----------------------------------------------------

On June 18, 1998 Organic Food Products, Inc. (the "Company") elected to terminate its relationship with Semple & Cooper, LLP, 2700 North Central Avenue, Phoenix, AZ 85004 ("Semple & Cooper"), as the Company's independent public accountants.

Exhibit 10.01 contained within this report lists the response by Semple & Cooper regarding their termination in the original 8-K.



Item 7.  Financial Statements and Exhibits
------------------------------------------

(c) Exhibits.

Exhibit 10.01 - Letter from Semple and Cooper

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 1998

                                          Organic Food Products, Inc.



                                          /s/  David J. O'Gorman
                                          --------------------------------------
                                          David J. O'Gorman
                                          Chief Financial Officer